Julian T.H. Kleindorfer Direct Dial: +1.213.891.8371 Julian.Kleindorfer@LW.com	355 South Grand Avenue Los Angeles, California 90071-1560 Tel: +1.213.485.1234 Fax: +1.213.891.8763 www.lw.com

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December 3, 2010

VIA EDGAR AND COURIER

Securities and Exchange Commission
Division of Corporation Finance
Mail Stop 4631
100 F Street, N.E.
Washington, D.C. 20549	File No. 043222-0002

Attention:	Jennifer Gowetski, Senior Counsel Erin Martin, Attorney-Advisor Cicely LaMothe, Accounting Branch Chief Jorge Bonilla, Staff Accountant

Re:	American Assets Trust, Inc. Amendment No. 3 to Registration Statement on Form S-11 Filed November 12, 2010 File No. 333-169326

Ladies and Gentlemen:

On behalf of American Assets Trust, Inc. (the “Company”), we have electronically transmitted for filing under separate cover, pursuant to Regulation S-T, Amendment No. 3 (the “Amendment”) to the Company’s above-referenced Registration Statement on Form S-11, which was initially filed with the Securities and Exchange Commission (the “Commission”) on September 13, 2010 and subsequently amended on October 20, 2010 (“Amendment No. 1”) and November 12, 2010 (“Amendment No. 2”), as amended, the “Registration Statement.” For your convenience, we have enclosed a courtesy package that includes five copies of the Amendment, three of which have been marked to show changes from Amendment No. 2.

This letter responds to the comments of the staff (the “Staff”) of the Division of Corporation Finance of the Commission, received by facsimile on November 29, 2010 (the “Comment Letter”), with respect to the Registration Statement, and the Amendment has been revised to reflect the Company’s responses to the Comment Letter. For ease of review, we have set forth below each of the numbered comments of your letter and the Company’s responses thereto. All page numbers and captions in the responses below refer to the Amendment, except as otherwise noted below.

December 3, 2010

Prospectus Summary, page 1

1.	We note your response to comment 2 in our letter dated November 8, 2010. We further note, however, that your summary continues to be over 20 pages long and contains a lengthy description of your competitive strengths, growth strategies, market opportunity and industry background. Please further revise your summary to substantially reduce the amount of repetitive disclosure in the summary and, in particular, the first four pages.

Response: In response to the Staff’s comment, the Company has further revised the disclosure in the prospectus summary to shorten and streamline the presentation and reduce the amount of repetitive disclosure. For example, the Company has shortened the overview and several of the competitive strengths and business and growth strategies bullets, eliminated the discussion of industry background and market opportunity, eliminated certain summary risk factors that related to risks that were less material to the Company or risks that were more general in nature and equally applicable to any REIT completing an initial public offering, shortened the description of the structure and formation of the Company, and condensed the conflicts of interest and distribution policy disclosure. The Company respectfully notes that one of the summary risk factors deleted by the Company related to the risks presented by on-going or future litigation. While the Staff had previously requested that the Company include this summary risk factor, for the reasons discussed in response to Comment No. 2 below, the Company believes that the risk presented to the Company by such litigation is not sufficiently material to justify inclusion in the prospectus summary in light of the need to reduce the summary’s length.

Summary Risk Factors, page 4

2.	We note your response to comment 4 in our letter dated November 8, 2010 and the revised disclosure on page 36 that you may become subject to litigation in connection with the formation transactions in the event that prior investors dispute the valuation of their respective interests, the adequacy of the consideration to be received by them or the interpretation of the agreements implementing the formation transactions. Please revise your disclosure on pages 6 and 36 to more specifically describe the risks to your business of the on-going litigation as well as any litigation in connection with the formation transactions, including quantifying such claims and the costs of defending such litigation. In addition, please specifically describe any impact to your business, as applicable.

Response: In response to the Staff’s comment, the Company respectfully advises the Staff that it believes that any risk to the Company’s business as a result of either the formation transactions or the on-going litigation related to Mr. Rady, the Ernest Rady Trust U/D/T March 10, 1983 (the “Rady Trust”) and American Assets, Inc. is remote.

With regard to the on-going litigation involving Mr. Rady, the Rady Trust and American Assets, Inc., the Company respectfully advises the Staff of the following information:

1. Neither the Company nor its operating partnership is a party to this litigation, neither has been threatened with being made a party to this litigation and neither will become party to this litigation solely as a result of the completion of the formation transactions.

2. Of the four plaintiffs who have brought these claims (either individually or derivatively on behalf of other claimants), three will directly receive consideration in connection with the formation transactions and the fourth holds an interest in an entity that is receiving consideration

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in the formation transactions. In connection with the formation transactions each of the former three plaintiffs was provided a private placement memorandum and asked to approve the participation in the formation transactions by entities in which they hold interests, and each of these plaintiffs expressly provided this approval.

3. The contribution agreement that was approved by the plaintiffs who will directly receive consideration in the formation transactions, and pursuant to which they will receive such consideration, contains the following waiver and release language:

“As of the Closing, each Contributor waives and relinquishes all rights and benefits otherwise afforded to the Contributor…for claims against the REIT or the Operating Partnership for breach by any Contributor or any of their respective present or former officers, directors, managing members, general partners or Affiliates of their fiduciary duties or similar obligations (including duties of disclosure) to any of their respective present or former shareholders, members, partners, equity interest holders or Affiliates or the terms of the applicable Organizational Documents.”

As Mr. Rady, the Rady Trust and American Assets, Inc. are each also “Contributors” under such agreement, the plaintiffs who will receive consideration in the formation transactions have provided a waiver and release to the Company and its operating partnership with respect to their claims for alleged breaches of fiduciary duty by Mr. Rady in his capacity as a director, officer or stockholder of American Assets, Inc. With respect to the fourth plaintiff (a nephew of Mr. Rady), the Company respectfully notes that while such individual has not provided a waiver and release to the Company and its operating partnership in connection with the formation transactions, such individual will not be an equity holder of either the Company or its operating partnership by virtue of the formation transactions. No consent was solicited from this individual in connection with the formation transactions as he is not a direct investor in any of the entities that will be contributed into or merged with the Company or its operating parties or subsidiaries in connection with the formation transactions.

For the foregoing reasons, the Company believes that the likelihood of it incurring any material liability to the plaintiffs in this on-going litigation is remote. Moreover, the Company does not believe that it is possible to quantify the potential exposure to the Company as a result of this on-going litigation, but the Company firmly believes that these claims do not pose a material risk to the Company’s business.

With respect to the risks posed to the Company in the event that prior investors dispute the valuation of their respective interests, the adequacy of the consideration to be received by them or the interpretation of the agreements implementing the formation transactions, the Company respectfully advises the Staff that no such disputes have been raised or threatened, either by the plaintiffs in the on-going litigation involving Mr. Rady, the Rady Trust and American Assets, Inc. or otherwise. As such, the Company respectfully suggests that the risk of any such hypothetical disputes to the Company’s business currently is remote and that it would be speculative for the Company to attempt to quantify the exposure of the Company with respect to any such potential claims.

Notwithstanding the foregoing, in light of the Staff’s comment and in order to clarify the litigation-related risks to which the Company is exposed, the Company has revised its disclosure on page 33 to separate the risk presented by the on-going litigation involving Mr. Rady, the

December 3, 2010

Rady Trust and American Assets, Inc. from the Company’s risk factor with respect to general litigation risks to which it may be subject. In addition, the Company has revised the disclosure on page 181 to disclose that those plaintiffs who will receive consideration in the formation transactions have provided a release to the Company and its operating partnership that includes a release with respect to their claims for breach of fiduciary duty in the on-going litigation.

Structure and Formation of Our Company, page 10

3.	We note your response to comment 5 in our letter dated November 8, 2010 that these other prior investors include some individuals with extended family ties to Mr. Rady. Please revise your disclosure to include this information and quantify how many investors have extended family ties to Mr. Rady. In addition, please clarify in this section, or elsewhere as appropriate, how many of these prior investors are claimants in the on-going litigation, discuss the impact of these claims on the formation transactions and more specifically describe the consent provided by the claimants to the formation transactions disclosed on page 183.

Response. In response to the Staff’s comment, the Company has revised its disclosure on pages 10 and 222 to quantify how many of the prior investors who have not been included as affiliates of Mr. Rady have family ties to Mr. Rady. The Company respectfully notes that while its prior response to the Staff had indicated that none of these other prior investors are members of Mr. Rady’s immediate family, such statement was incorrect. One of these other prior investors is a trust for the benefit of Mr. Rady’s three adult children, of which the trustee is one of Mr. Rady’s sisters. In addition, the Company has also revised its disclosure on pages 180 and 181 to clarify how many of the prior investors are claimants in the on-going litigation involving Mr. Rady, the Rady Trust and American Assets, Inc. and to more specifically describe the consent provided by these claimants with respect to the formation transactions. With respect to the impact of these claims on the formation transactions, the Company believes, for the reasons discussed in response to Comment No. 2 above, that these claims have not had and are not expected to have any impact on the formation transactions.

4.	We note your response to comment 7 in our letter dated November 8, 2010 and the revised disclosure on pages 11 and 205 referencing the valuation analysis conducted by an independent third party. Please identify such third party or advise. In addition, tell us what consideration you gave to providing a consent from the independent third party.

Response. In response to the Staff’s comments, the Company respectfully advises the Staff that the third party that performed the relative equity valuation analysis has informed the Company that it will not consent to being identified in the Registration Statement. The Company further advises the Staff that it did not consider obtaining a consent from this third party as the Company did not utilize this third party to provide “expertised” disclosure or to prepare or certify any report or valuation used in connection with the registration statement.

The Company further respectfully advises the Staff that the valuation performed by this third party was not an appraisal or other determination of the absolute value of the properties to be included in the Company’s initial portfolio, but rather was a component considered by the participants in the formation transactions and utilized by them in constructing a formula for the determination of the relative value of the equity interests of the Company’s prior investors. This third party relative equity valuation and the equity allocation formula into which it was incorporated relate only to the agreements entered into by and among the participants in the

December 3, 2010

formation transactions and will have no bearing on the valuation to be attributed to the Company’s initial portfolio in the proposed offering by the public investors. The Company has revised its disclosure on pages 8, 203 and 227 to clarify how this relative equity valuation analysis was utilized by the formation transaction participants.

Our Portfolio, page 118

Mixed-Use Portfolio

5.	We note your response to comment 12 in our letter dated November 8, 2010 and the disclosure in footnote (4) on page 170. Please briefly revise to clarify what you mean by “a portion” of the hotel opened in December 2006.

Response: In response to the Staff’s Comment, the Company has revised the disclosure on page 167 of the prospectus to clarify that only one of the hotel’s two towers opened in 2006.

Pro Forma Consolidated Statement of Operations, page F-8 and F-9

6.	Please refer to footnote (JJ) on page F-19. Please disclose the amounts related to the non-cash stock-based compensation expense separate from services and expenses under contract. With respect to non-cash stock-based compensation expense, please also disclose the following:

•	The method used to measure absolute and relative performance.

•	The significant factors, assumptions, and methodologies used in determining the discount rate and the inputs in determining the aggregate fair value of these awards.

Response: In response to the Staff’s comment, the Company has revised footnote (JJ) on page F-19.

Financial Statements of American Assets Trust, Inc. Predecessor

Note 1 – Summary of Significant Accounting Policies

Real Estate, page F-32

7.	We note your response to comment 15 and your revised disclosure on page F-34 that, “The value of below market rental lease renewal options is deferred until such time the renewal option is exercised and subsequently amortized over the corresponding renewal period.” Please explain your basis for this treatment rather than amortizing the referenced leases over the initial term plus the term of the fixed rate renewal option. In addition, please tell us what analysis was performed that supports your representation that leases that are 3-15% below market at acquisition would not renew. Quantify the impact had you accounted for the remaining eleven leases in a manner similar to the nine where you included the effects of the renewal option. Also advise us how this aspect of your policy complies with GAAP.

Response:

December 3, 2010

Basis for Accounting Treatment of Amortization of Below Market Lease Liability

In response to the Staff’s comment, the Company respectfully advises the Staff that it has followed the guidance in ASC 350, “Intangibles — Goodwill and Other”, in determining the useful lives of intangible assets. ASC 350 provides that the useful life of an intangible asset/liability to an entity is the period over which the asset/liability is expected to contribute directly or indirectly to the future cash flows of the entity. In establishing the term and amortization period of below-market renewal options, the Company has matched the cash flows associated with the intangible lease liabilities related to the below-market renewal lease options that are likely to be exercised to the respective renewal periods. In this connection, the Company is amortizing the intangible lease liabilities associated with below-market rental rates for the non-cancelable portion of the leases over the respective lease term (i.e., the non-cancelable lease term).

Additionally, the Company has applied the guidance set forth in ASC 840, “Leases”, to the leases acquired in connection with its acquisitions. Pursuant to ASC 840, as the leases were not modified in connection with the respective business acquisitions, the Company has retained the lease accounting (e.g., the lease classifications and lease terms) established at the inception of the respective leases (which was not inclusive of the renewal periods). As the fair value adjustment related to a renewal option that was not included in the original lease term for accounting purposes (i.e. exercise of the renewal by the lessee was not reasonably assured at the inception of the lease), the value attributed to the renewal option would not be amortized over the combined term of the lease, but, rather, would be amortized only over the renewal period. Accordingly, the Company accounted for the value of below-market lease intangibles for both the non-cancelable and renewal periods as of the date of acquisition and amortizes (i) the value attributable to the non-cancelable term from the date of acquisition through the end of the non-cancelable term and (ii) the value attributable to the renewal term from the end of the non-cancelable term through the end of the renewal period in a sequential manner.

In summary, the Company’s accounting policy for recognizing acquired below-market leases is to record the entire fair value of the below-market leases at the respective dates of acquisition. The amounts recorded as a liability at the dates of acquisition include adjustments to reflect at fair value both the non-cancelable lease terms and any below-market renewal options. The Company’s accounting policy for amortizing the respective fair values of below-market leases is to amortize the fair value adjustment so that level rental income is recognized, thus representing market rental income during each lease period based on market conditions at the dates of acquisition. Generally, the amortization period for below-market leases is the remaining lease term (i.e., the remaining portion of the original lease term for accounting purposes which, in most instances, is the non-cancelable lease term). However, if a portion of the fair value adjustment relates to a renewal option that was not included in the original lease term, and management has concluded that is likely that the renewal option will be exercised, the value attributed to the renewal option would not be amortized over the original non-cancelable lease term, but rather would be amortized over the renewal period. To reiterate, at the dates of acquisition, the Company recognizes the values of below-market lease intangibles for both the non-cancelable and renewal periods. The Company subsequently amortizes (i) the portion of the value attributable to the non-cancelable term from the date of acquisition through the end of the non-cancelable term, and (ii) the portion of the value attributable to the renewal term from the end of the non-cancelable term through the end of the renewal period.

December 3, 2010

The Company recognizes that there may be alternative methods for determining the amortization period of the lease-related intangible assets and liabilities including the one suggested by the Staff (which we understand to be to amortize the aggregate value of below-market lease intangibles — both the portion associated with the non-cancelable period and the portion associated with the renewal option period — over the period from the date of acquisition through the end of the renewal period). However, the Company believes that the method used by the Company is an acceptable, and perhaps the most suitable method, for the reasons enumerated above, and allows for the matching of the cash flows associated with the intangible liabilities to the lease terms of the underlying agreements. The Company also believes this treatment is consistent with several of its peers in this industry.

Analysis Performed on Below Market Leases with Fixed Rate Renewal Options and GAAP Reference

For leases where the tenant has a fixed rate renewal option that was below market at acquisition, the Company reviews several qualitative and quantitative factors on a lease-by-lease basis to determine whether it is probable that the tenant would exercise its option to renew the lease agreement. These factors include: (i) the type of tenant in relation to the property it occupies, (ii) the quality of the tenant including the tenants’ long term business prospects, and (iii) whether the fixed rate renewal option was sufficiently lower than the fair rental of the property at the date the option becomes exercisable such that it would appear to be reasonably assured that the tenant would exercise the option to renew and, therefore, the renewal option would be considered a “bargain renewal option”.

Based on a lease by lease review for all 20 leases where the Company has determined that the tenant has a fixed rate renewal option that was below market at acquisition, the Company determined that it was probable that nine of the tenants would exercise their option to renew their lease at the fixed price due primarily to (i) the nature of the tenants – they are all large anchor tenants with strong long-term business prospects, and (ii) the economics of the renewal option – in each case, the fixed rate renewal was sufficiently below market to economically compel the tenant to exercise its renewal option. For these nine tenants, the Company recorded a below-market lease liability of $5.1 million.

For the remaining 11 tenants, the Company concluded that it was not probable that the tenants would exercise their right to renew their leases due to the qualitative and quantitative factors discussed above. In the Company’s judgment, the fixed rate renewal options were not sufficiently lower than the fair rental of the properties to economically compel the tenants to exercise their options to renew their leases. In addition, the Company considered other qualitative factors such as some of the tenants being smaller regional businesses without strong long term business prospects and/or the tenants not being likely to renew as the location/type of properties were not consistent with the tenants’ long term strategies. Based on these factors for these 11 tenants, the Company concluded that it was not probable that these tenants would exercise their option to renew their leases and therefore the fixed rate renewal options did not represent “bargain renewal options” in accordance with ASC 840-20, “Operating Leases”, or fair value liabilities in accordance with ASC 820, “Fair Value Measurements and Disclosures”, upon acquisition.

December 3, 2010

Quantification of Intangible Lease Liability for Below Market Leases with Fixed Rate Renewal Options

Based on the Company’s calculations, the total potential intangible lease liability for the 20 leases with fixed rate below-market renewal options was $7.5 million at acquisition, of which the Company recorded $5.1 million (related to the nine leases where the Company determined it was probable that the tenants would exercise their right to renew the leases) or approximately 70% of the potential maximum liability. The intangible lease liability for the 11 leases where the Company determined that it was not probable that the tenants would exercise their right to renew the leases was calculated by the Company to be $2.4 million. Accordingly, the Company did not record the $2.4 million liability related to these 11 leases since it had been determined that it was not probable that these 11 tenants would renew their leases based on the qualitative and quantitative factors discussed above. The remaining weighted average life of these 11 leases at acquisition, including renewal periods was approximately 20 years. While the Company believes its accounting treatment of the potential intangible lease liability is in accordance with GAAP, it acknowledges that other companies may have different approaches to analyzing intangible lease liabilities relating to bargain renewal options that, were the Company to adopt them, might require the Company to record some portion of the $2.4 million potential liability as an intangible lease liability on its balance sheet. However, even were the Company to follow any such alternate approach, the Company believes the effect on its financial statements would be immaterial.

Revised Disclosure

For purposes of additional clarity, the Company has revised its disclosure on page F-34 with respect to its accounting treatment as follows (modified language in bold):

Acquisitions of properties are accounted for in accordance with the authoritative accounting guidance on acquisitions and business combinations. Our methodology of allocating the cost of acquisitions to assets acquired and liabilities assumed is based on estimated fair values, replacement cost and appraised values. When we acquire operating real estate properties, the purchase price is allocated to land and buildings, intangibles (for acquisitions made subsequent to June 30, 2001) such as in-place leases, and to current assets and liabilities acquired, if any. Such valuations include a consideration of the non-cancellable terms of the respective leases as well as any applicable renewal period(s). The fair values associated with below market renewal options are determined based on a review of several qualitative and quantitative factors on a lease-by-lease basis at acquisition to determine whether it is probable that the tenant would exercise its option to renew the lease agreement. These factors include: (i) the type of tenant in relation to the property it occupies, (ii) the quality of the tenant including the tenants long term business prospects, and (iii) whether the fixed rate renewal option was sufficiently lower than the fair rental of the property at the date the option becomes exercisable such that it would appear to be reasonably assured that the tenant would exercise the option to renew. The value allocated to in-place leases is amortized over the related lease term and reflected as depreciation and amortization in the statement of operations. The value of above- and below-market leases associated with the original non-cancelable lease terms are amortized to rental income over the terms of the respective non-cancelable lease periods and are reflected as either an increase (for below-market leases) or a decrease (for above-market leases) to rental income in the statement of operations. The value of the leases associated with below-

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market lease renewal options that are likely to be exercised are amortized to rental income over the respective renewal periods. If a tenant vacates its space prior to contractual termination of its lease or the lease is not renewed, the unamortized balance of any in-place lease value is written off to rental income and amortization expense.

December 3, 2010

Please do not hesitate to contact me by telephone at (213) 891-8371 or by fax at (213) 891-8763 with any questions or comments regarding this correspondence.

Very truly yours,

/S/ JULIAN T. H. KLEINDORFER
Julian T.H. Kleindorfer of LATHAM & WATKINS LLP

cc:	John Chamberlain, American Assets Trust, Inc.
Adam Wyll, American Assets Trust, Inc.
Scott N. Wolfe, Esq., Latham & Watkins LLP
Michael E. Sullivan, Esq., Latham & Watkins LLP
David W. Bonser, Esq., Hogan Lovells US LLP
Samantha S. Gallagher, Esq., Hogan Lovells US LLP